                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): FEBRUARY 27, 1997

                         FIRST SAVINGS FINANCIAL CORP.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

    NORTH CAROLINA                       0-26730              56-1928110
----------------------------           ------------        ------------------
(State or other jurisdiction            (Commission          IRS Employer
      of incorporation)                 File Number)       Identification No.



                             501 SOUTH MAIN STREET
                             POST OFFICE BOX 1885
                     REIDSVILLE, NORTH CAROLINA 27323-1885
                   ----------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code: (910) 342-4251
                                                    --------------


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




                                                         EXHIBIT INDEX ON PAGE 3
                                                         PAGE 1 OF 4
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ITEM 5.  OTHER EVENTS

         The Board of Directors of First Savings Financial Corp., Reidsville, North Carolina (the "Corporation"), a holding company whose only subsidiary is First Savings Bank of Rockingham County, Inc., SSB, announced February 27, 1997 that it has notified First Citizens BancShares, Inc., Raleigh, North Carolina ("First Citizens"), that First Citizens' proposal presented to the Corporation on February 19, is agreeable to the Corporation's Board. The Corporation will work with First Citizens to prepare an agreement based on First Citizens' proposal. When a definitive agreement is reached, a public announcement will be made and a special shareholders meeting will be scheduled to consider First Citizens' proposal.

         The Corporation announced on February 19, 1997, that it had received a proposal from First Citizens to acquire the Corporation. First Citizens' proposal provides for the exchange of each share of the Corporation's common stock for $10.75 in cash. Other general terms were announced earlier as set out in the Corporation's Form 8-K filed with the Securities and Exchange Commission on February 19, 1997 and in First Citizens' amendment to Schedule 13D filed on February 19, 1997 with regard to shares of the Corporation owned by First Citizens, Lewis R. Holding and certain members of the Holding family.

         A copy of the Company's press release announcing the Board's action regarding the First Citizens' proposal is attached hereto as Exhibit (99)(a) and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         (99)(a) Press Release of the Company, distributed February 27, 1997.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                  FIRST SAVINGS FINANCIAL CORP.

Date:  February 28, 1997          By:  /s/ David S. Kemp
                                       ---------------------------------
                                       David S. Kemp
                                       and Chief Executive Officer


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                                EXHIBIT INDEX
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Exhibit No.       Description                       Sequential Page No.
-----------       -----------                       -------------------

(99)(a)           Press Release of the Company,              4
                  distributed February 27, 1997



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